Exhibit 10.12
FIRST AMENDMENT
TO THE
CORTLAND BANCORP.
SPLIT DOLLAR AGREEMENT
DATED FEBRUARY 23, 2001
      THIS FIRST AMENDMENT is adopted this                       day of                                            , 20                      , by and between CORTLAND BANCORP., a holding company located in Cortland, Ohio (the “Company”) and David Cole (the “Director”).
     On February 23, 2001, the Company and the Director executed the Split Dollar Agreement (the “Agreement”).
     According to the terms of Article 7, the undersigned hereby amend, in part, said Agreement for the purpose of updating (1) the definition of Insurer and (2) the definition of Policy. Therefore,
     Section 1.1 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.1 as follows:
1.1	“Insurer” means each life insurance carrier for which there is a Split Dollar Policy Endorsement for this Agreement.
     Section 1.2 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.2 as follows:
1.2	“Policy” means the specific life insurance policy or policies issued by the Insurer(s).
     IN WITNESS OF THE ABOVE, the Company and Director hereby consent to this First Amendment.

DIRECTOR:	CORTLAND BANCORP.

By:
DAVID COLE	Title:

FIRST AMENDMENT
TO THE
CORTLAND BANCORP.
SPLIT DOLLAR AGREEMENT
DATED FEBRUARY 23, 2001
     THIS FIRST AMENDMENT is adopted this                     day of                                        , 20                    , by and between CORTLAND BANCORP., a holding company located in Cortland, Ohio (the “Company”) and Timothy Woofter (the “Director”).
     On February 23, 2001, the Company and the Director executed the Split Dollar Agreement (the “Agreement”).
     According to the terms of Article 7, the undersigned hereby amend, in part, said Agreement for the purpose of updating (1) the definition of Insurer and (2) the definition of Policy. Therefore,
     Section 1.1 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.1 as follows:
1.1	“Insurer” means each life insurance carrier for which there is a Split Dollar Policy Endorsement for this Agreement.
     Section 1.2 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.2 as follows:
1.2	“Policy” means the specific life insurance policy or policies issued by the Insurer(s).
     IN WITNESS OF THE ABOVE, the Company and Director hereby consent to this First Amendment.

DIRECTOR:	CORTLAND BANCORP.

By:
TIMOTHY WOOFTER	Title:

FIRST AMENDMENT
TO THE
CORTLAND BANCORP.
SPLIT DOLLAR AGREEMENT
DATED OCTOBER 1, 2001
     THIS FIRST AMENDMENT is adopted this                     day of                                           , 20                    , by and between CORTLAND BANCORP., a holding company located in Cortland, Ohio (the “Company”) and Richard Thompson (the “Director”).
     On October 1, 2001, the Company and the Director executed the Split Dollar Agreement (the “Agreement”).
     According to the terms of Article 7, the undersigned hereby amend, in part, said Agreement for the purpose of updating (1) the definition of Insurer and (2) the definition of Policy. Therefore,
     Section 1.1 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.1 as follows:
1.1	“Insurer” means each life insurance carrier for which there is a Split Dollar Policy Endorsement for this Agreement.
     Section 1.2 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.2 as follows:
1.2	“Policy” means the specific life insurance policy or policies issued by the Insurer(s).
     IN WITNESS OF THE ABOVE, the Company and Director hereby consent to this First Amendment.

DIRECTOR:	CORTLAND BANCORP.

By:
RICHARD THOMPSON	Title:

FIRST AMENDMENT
TO THE
CORTLAND BANCORP.
SPLIT DOLLAR AGREEMENT
DATED FEBRUARY 23, 2001
     THIS FIRST AMENDMENT is adopted this                      day of                                          , 20                    , by and between CORTLAND BANCORP., a holding company located in Cortland, Ohio (the “Company”) and Karl Mahan (the “Director”).
     On February 23, 2001, the Company and the Director executed the Split Dollar Agreement (the “Agreement”).
     According to the terms of Article 7, the undersigned hereby amend, in part, said Agreement for the purpose of updating (1) the definition of Insurer and (2) the definition of Policy. Therefore,
     Section 1.1 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.1 as follows:
1.1	“Insurer” means each life insurance carrier for which there is a Split Dollar Policy Endorsement for this Agreement.
     Section 1.2 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.2 as follows:
1.2	“Policy” means the specific life insurance policy or policies issued by the Insurer(s).
     IN WITNESS OF THE ABOVE, the Company and Director hereby consent to this First Amendment.

DIRECTOR:	CORTLAND BANCORP.

By:
KARL MAHAN	Title:

FIRST AMENDMENT
TO THE
CORTLAND BANCORP.
SPLIT DOLLAR AGREEMENT
DATED FEBRUARY 23, 2001
     THIS FIRST AMENDMENT is adopted this                    day of                                          , 20                    , by and between CORTLAND BANCORP., a holding company located in Cortland, Ohio (the “Company”) and James Hoffman III (the “Director”).
     On February 23, 2001, the Company and the Director executed the Split Dollar Agreement (the “Agreement”).
     According to the terms of Article 7, the undersigned hereby amend, in part, said Agreement for the purpose of updating (1) the definition of Insurer and (2) the definition of Policy. Therefore,
     Section 1.1 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.1 as follows:
1.1	“Insurer” means each life insurance carrier for which there is a Split Dollar Policy Endorsement for this Agreement.
     Section 1.2 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.2 as follows:
1.2	“Policy” means the specific life insurance policy or policies issued by the Insurer(s).
     IN WITNESS OF THE ABOVE, the Company and Director hereby consent to this First Amendment.

DIRECTOR:	CORTLAND BANCORP.

By:
JAMES HOFFMAN III	Title:

FIRST AMENDMENT
TO THE
CORTLAND BANCORP.
SPLIT DOLLAR AGREEMENT
DATED FEBRUARY 23, 2001
     THIS FIRST AMENDMENT is adopted this                     day of                                         , 20                    , by and between CORTLAND BANCORP., a holding company located in Cortland, Ohio (the “Company”) and George Gessner (the “Director”).
     On February 23, 2001, the Company and the Director executed the Split Dollar Agreement (the “Agreement”).
     According to the terms of Article 7, the undersigned hereby amend, in part, said Agreement for the purpose of updating (1) the definition of Insurer and (2) the definition of Policy. Therefore,
     Section 1.1 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.1 as follows:
1.1	“Insurer” means each life insurance carrier for which there is a Split Dollar Policy Endorsement for this Agreement.
     Section 1.2 of the Agreement shall be deleted in its entirety and replaced by the new Section 1.2 as follows:
1.2	“Policy” means the specific life insurance policy or policies issued by the Insurer(s).
     IN WITNESS OF THE ABOVE, the Company and Director hereby consent to this First Amendment.

DIRECTOR:	CORTLAND BANCORP.

By:
GEORGE GESSNER	Title: